Manor
Investment Funds

2nd Quarter Report
June 30, 2025
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

June 30, 2025

Dear Fellow Shareholders:

The stock market, as measured by the S&P 500, and other stock indices, rebounded during the 2nd Quarter of 2025 recovering from its recent decline and pushing to new highs. Investor concerns about extended valuations and tariff uncertainty were alleviated by continued earnings growth, a positive outlook, and initial progress on tariff negotiations. Yields on fixed income securities were steady, generating positive returns in the bond market.

The Cognitive Bias Battle

It is generally accepted that the financial markets are subject to the competing forces of analysts who attempt to base decisions on an objective valuation of relevant data and investors who often overwhelm that process by an emotional reaction to surrounding events. We may be committed to that analytical approach, but we are all sometimes overtaken by that emotional response. It's a battle pitting our internal cognitive biases against one another in a never-ending struggle.

This cognitive bias battle has been on full display so far this year. Investor enthusiasm and the expectations that policy actions by the new administration would be positive for the markets and the economy pushed stocks to new highs early in the year. But extended valuations in the stock market and risks associated with bold policy changes created the potential for a market reversal. Major spending cuts and the elimination of bureaucratic redundancy proposed by the Department of Government Efficiency (DOGE), coupled with a sweeping realignment of tariff relationships, provided the trigger for a market correction. The stock market as measured by the S&P 500 index dropped as much as 21% in just 47 days. Judging by the media commentary and client reaction this decline was a harbinger of impending disaster. But from a historical perspective the decline was not that unusual. Since the end of the great financial crisis in 2009 the stock market has experienced nine double digit declines averaging 19%, lasting 105 days. This recent decline may have been swift, but it was not that different in terms of magnitude.

But every market decline plants the seeds of the next rebound. Since 1950 the S&P 500 index declined by more than 10% 34 times, with an average decline of approximately 22%. The average rebound after these declines was 8% over the next month and 24% over the next year. The rebound from this most recent correction is, once again, consistent with past rebounds as the S&P 500 rose 25% in a little over two months, setting new all-time highs by quarter-end.

There is no question that there are many factors that prompted extreme investor pessimism earlier this year. Global growth is slowing, prompting many countries to consider interest rate cuts and economic stimulus packages. Geopolitical risks remain. Efforts to resolve conflicts in the Middle East and Ukraine have been elusive, and progress in tariff negotiations has been slow. But the stock market is forward-looking and there are a number of positive factors that could continue to support stocks. There are indications that companies, both foreign and domestic, are taking steps to reduce the tariff impact on consumers and inflation. Passage of the One Big Beautiful Bill could also be a positive influence. The bill makes the 2017 tax cuts permanent, a move that prevents their expiration from becoming a major tax hike, and eliminates taxes on tips, overtime, and social security income for many taxpayers. This will provide a major benefit for that portion of the workforce and retirees that tend to be in the lower income brackets. The bill has the potential to add up to 1% on GDP (Gross Domestic Product) over the next year and could provide an added boost early next year when individuals file their tax returns. The bill also expands tax benefits for new factory construction and research and development. One area of concern is that the individual and corporate tax reductions will increase the deficit, but that could be offset by the added revenue that a growing economy could produce.

The Manor Fund

The Manor Fund rose 13.98%, net of all fees and expenses, during the quarter ending June 30, 2025, outperforming both the S&P 500 index, an index based on 500 selected stocks, return of 10.94%, and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, an index based on mutual funds investing in large-capitalization stocks with a blend of growth and value, return of 11.61%. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index during the year ending June 30, 2025 with a return of 13.99% for the Fund compared to the S&P 500 index return of 15.16% and 14.14% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 16.35% for the Fund compared to 19.82% for the S&P 500 index, and 19.62% for the Lipper index. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns for the Fund of 14.81% and 8.73%, compared to 16.70%, and 13.67% for the S&P 500 index, and 16.13%, and 12.81% for the Lipper index. Indexes are unmanaged and it is not possible to invest directly in an index.

During the 2nd quarter of 2025 the Fund was helped by strong performance from Vertiv Holdings Co., Netflix, Inc., Microsoft Corporation, Applovin Corporation, and Applied Materials, Inc. It is interesting to note that three of these top performers, Vertiv, Applovin, and Applied Materials were among the bottom performers last quarter. The shares of Vertiv rose steadily throughout the quarter, reversing all of the decline of the first quarter. Vertiv reported revenue and earnings that exceeded expectations and raised earnings guidance for the fiscal year. The shares of Netflix rose steadily throughout the quarter, extending a rally that extends back several years. The shares of Microsoft jumped when the company reported revenue and earnings that beat expectations and strong growth in its Azure cloud services revenue. The shares continued to move higher throughout the balance of the quarter. The shares of Applovin rebounded from a decline earlier in the year. The company reported revenue and earnings that exceeded expectations and strong year-over-year revenue growth. The shares of Applied Materials moved higher through much of the quarter. The stock dropped slightly when the company reported operating results. Applied reported earnings that exceeded but did not raise revenue and earnings guidance for the coming quarter.

Notable laggards during the 2nd Quarter of 2025 include AbbVie, Inc., Devon Energy Corp., Elevance Health, Inc., PepsiCo, Inc., and Lowes Companies, Inc. Three of this laggard group were among the top performers last quarter. It is a good illustration of how rotation works in the financial markets. The shares of AbbVie fell very early in the quarter when the company lowered its earnings forecast for the coming quarter and fiscal year. The shares rallied as the market turned upward, peaking when the company reported operating results. AbbVie reversed the previously lowered guidance when it beat revenue and earnings expectations and raised earnings guidance for the fiscal year. Unfortunately, the shares languished in a narrow range after the earnings announcement while the market continued to rally. The shares of Devon Energy fell sharply early in the quarter as the overall market declined. The shares improved somewhat as the market rebounded but were constrained by weak results. Devon reported revenue in line with expectations and double-digit year-over-year revenue growth but provided weak production guidance for the quarter and fiscal year. The shares of Elevance Health trended lower during the quarter while the markets rallied. The company raised earnings guidance for the coming quarter and reaffirmed guidance for the fiscal year, but the stock was pressured by uncertainty in the health care sector due to problems related to United Healthcare. The shares of PepsiCo declined during the quarter, extending a de-

(Continued on page 10)

Performance quoted represents past performance, is no guarantee of future results. Current performance may be lower or higher than stated. Investment return and principal value will vary with market conditions so an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - June 30, 2025

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –97.1%		
Consumer Discretionary – 13.3%		
Booking Holdings	79	457,350
D. R. Horton, Inc.	2,085	268,798
Lowes Companies	1,083	240,285
Royal Caribbean	1,208	378,273
		1,344,706
Consumer Staples – 3.7%		
Kroger Company	2,873	206,080
PepsiCo, Inc.	1,241	163,862
		369,942
Energy – 5.2%		
Devon Energy	6,488	206,383
Valero Energy	2,375	319,248
		525,631
Financial – 12.7%		
Apollo Global	2,855	405,039
J P Morgan	1,583	458,927
Metlife, Inc.	2,154	173,225
PNC Financial	1,341	249,989
		1,287,180
Health Care – 9.5%		
AbbVie, Inc.	1,700	315,554
Cencora, Inc.	1,201	360,120
Elevance Health	732	284,719
		960,393
Industrial – 5.9%		
Cummins, Inc.	1,056	345,840
Northrop Grumman	498	248,990
		594,830
Information Technology – 30.5%		
Applied Materials	3,395	621,523
AppLovin Corp.*	1,231	430,948
Microsoft Corp.	1,258	625,742
NetApp, Inc.	1,793	191,044
Nvidia Corp.	2,248	355,161
Palo Alto Netwrks*	1,754	358,939
Vertiv Holdings	3,883	498,616
		3,081,973
Materials – 1.9%		
Avery Dennison	1,113	195,298
		195,298
Communication Services – 11.7%		
Alphabet Inc. Cl A	1,542	271,747
Netflix, Inc.*	438	586,539
Take Two Int Soft *	1,337	324,690
		1,182,976
Real Estate Investment Trust – 2.7%		
Equinix, Inc.	348	276,824
		276,824
TOTAL COMMON STOCKS (Cost $ 4,277,844)		9,819,753
SHORT-TERM INVESTMENTS – 2.9%		
1st Amer. Gov. Fund	286,636	286,636
TOTAL SHORT-TERM INVESTMENTS (Cost $ 286,636)		286,636
TOTAL INVESTMENTS – 100.0% (Cost $ 4,564,480)		10,106,389
Other Assets less Liabilities – Less than 0.1%		1,050
NET ASSETS 100.0%		$ 10,107,439

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - June 30, 2025
(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending June 30, 2025

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
2nd Quarter	**13.98 %**	10.94 %	11.61 %
1-Year	**13.99 %**	15.16 %	14.14 %
3-Year Annualized	**16.35 %**	19.82 %	19.62 %
5-Year Annualized	**14.81 %**	16.70 %	16.13 %
10-Year Annualized	**8.73 %**	13.67 %	12.81 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 1.25% of total net assets for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Microsoft Corp.	6.2 %
Applied Materials	6.2 %
Netflix, Inc.	5.8 %
Vertiv Holdings	4.9 %
JPMorgan Chase	4.5 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	30.5 %
Consumer Disc.	13.3 %
Financials	12.7 %
Communication	11.7 %
Health Care	9.5 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - June 30, 2025

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.9%		
Consumer Discretionary – 9.8%		
Amazon.com Inc.*	4,648	1,019,725
Royal Caribbean	2,018	631,916
		1,651,641
Consumer Staples – 1.2%		
Dollar Tree, Inc.*	2,094	207,390
		207,390
Energy – 2.1%		
EOG Resources	2,869	343,161
		343,161
Financial – 7.1%		
Apollo Global	5,038	714,741
Mastercard, Inc.	838	470,906
		1,185,647
Health Care – 11.9%		
AbbVie, Inc.	2,185	405,580
Eli Lilly & Co.	1,210	943,231
Thermo Fisher	815	330,450
UnitedHealth	1,030	321,329
		2,000,590
Industrial – 6.1%		
United Rentals, Inc.	1,364	1,027,638
		1,027,638
Information Technology – 40.5%		
Akamai Tech., Inc.*	3,001	239,360
Apple, Inc.	8,546	1,753,383
AppLovin Corp.*	2,108	737,969
Microsoft Corp.	2,072	1,030,633
Nvidia Corp.	3,792	599,098
Palo Alto Netwrks *	3,092	632,747
Qualcomm, Inc.	2,843	452,776
Salesforce.Com	1,787	487,297
Vertiv Holdings	6,807	874,087
		6,807,350
Material – 3.5%		
Sherwin Williams	1,715	588,862
		588,862
Communication Services – 15.7%		
Alphabet Inc. Cl A	2,996	527,985
Alphabet Inc. Cl C	2,996	531,460
Netflix, Inc.*	775	1,037,826
Take Two Int Sftwr*	2,250	546,412
		2,643,683
TOTAL COMMON STOCKS (Cost $6,458,592)		16,455,962
SHORT-TERM INVESTMENTS – 2.1%		
1st Amer. Gov. Fund	349,390	349,390
TOTAL SHORT-TERM INVESTMENTS (Cost $ 349,390)		349,390
TOTAL INVESTMENTS – 100.0% (Cost$ 6,807,982)		16,805,352
Other Assets less Liabilities – Less than 0.1%		1,200
NET ASSETS – 100.0%		16,806,552

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - June 30, 2025

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending June 30, 2025

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
2nd Quarter	**9.92 %**	10.94 %	17.86 %
1-Year	**11.01 %**	15.16 %	15.58 %
3-Year Annualized	**14.91 %**	19.82 %	25.64 %
5-Year Annualized	**14.45 %**	16.70 %	15.81 %
10-Year Annualized	**12.37 %**	13.67 %	15.19 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.99% of net assets of the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	10.4 %
Netflix, Inc.	6.2 %
Microsoft Corp.	6.1 %
United Rentals	6.1 %
Amazon.com	6.1 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	40.5 %
Communication	15.7 %
Health Care	11.9 %
Consumer Disc.	9.8 %
Financials	7.1 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - June 30, 2025
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 96.8%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	390,360
U.S. Treasury 1.500 % Due 08-15-26	150,000	145,945
U.S. Treasury 2.875 % Due 05-15-28	100,000	97,766
U.S. Treasury 1.750 % Due 11-15-29	325,000	299,228
U.S. Treasury 0.625 % Due 05-15-30	175,000	150,555
U.S. Treasury 4.125 % Due 11-15-32	650,000	654,469
U.S. Treasury 4.250 % Due 11-15-34	750,000	752,549
TOTAL U.S. GOVERNMENT BONDS		2,490,872
(Cost $ 2,513,452)		
SHORT-TERM INVESTMENTS – 2.8%		
1st American Treasury Obligation Fund	71,676	71,676
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 71,676)		71,676
TOTAL INVESTMENTS – 99.6%		
(Cost $ 2,585,128)		2,562,548
Other Assets less Liabilities – Net 0.4%		10,045
NET ASSETS - 100.0%		$ 2,572,593

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - June 30, 2025

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending June 30, 2025

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
2nd Quarter	**1.27 %**	1.25 %	1.46 %
1-Year	**5.65 %**	6.00 %	6.27 %
3-Year Annualized	**2.26 %**	2.26 %	2.83 %
5-Year Annualized	**-0.65 %**	-0.76 %	0.13 %
10-Year Annualized	**0.63 %**	1.30 %	1.54 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.95% of total net assets of the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.250% Due 11-15-34	29.3 %
US Treasury 4.125% Due 11-15-32	25.4 %
US Treasury 0.500% Due 02-28-26	15.2 %
US Treasury 1.750% Due 11-15-29	11.6 %
US Treasury 0.625% Due 05-15-30	5.9 %

(Continued from page 3)
cline stretching back to the middle of last year. The company reported a decline in revenue, missed earnings expectations, and lowered constant currency earnings guidance due to supply chain costs and macroeconomic volatility. The shares of Lowes traded in a narrow range as the market rebounded. The company beat earnings expectations, reaffirmed revenue and earnings guidance for the fiscal year, and announced a dividend increase. The weakness in the stock reflects investor disappointment with low single-digit revenue growth.

During the quarter we trimmed our position in Applovin to take profits and reduce our overweight in a stock that had appreciated substantially since our purchase last year. We invested the proceeds in Take-Two Interactive, producer of the popular Grand Theft Auto online gaming franchise. We also trimmed our position in Avery Dennison to reallocate the proceeds in Royal Caribbean, a stock that we believe has better growth potential.

The Growth Fund

The Manor Growth Fund rose 9.92%, net of all fees and expenses, during the quarter ended June 30, 2025, underperforming the S&P 500 index, an index based on 500 selected stocks, return of 10.94% and comparable mutual funds measured by the Lipper Large-Cap Growth mutual fund index, an index based on mutual funds investing in large-capitalization stocks for growth, return of 17.86%. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index over the year ended June 30, 2025 with a return of 11.01% for the Fund, compared to 15.16% for the S&P 500 index, and 15.58% for the Lipper index. The Fund underperformed both the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 14.91% for the Fund, compared to 19.82% for the S&P index, and 25.64% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 5-year and 10-year periods with a return of 14.45% and 12.37% for the Fund compared to returns of 16.70% and 13.67% for the S&P 500 and 15.81% and 15.19% for the Lipper index. It is not possible to invest directly in an index.

During the 2nd Quarter of 2025, the Fund was helped by strong performance from Vertiv Holdings Company, Netflix, Inc., Microsoft Corporation, Applovin Corporation, and NVIDIA Corporation. The shares of Vertiv rose steadily throughout the quarter, reversing all of the decline of the first quarter. Vertiv reported revenue and earnings that exceeded expectations and raised earnings guidance for the fiscal year. The shares of Netflix rose steadily throughout the quarter, extending a rally that extends back several years. The shares of Microsoft jumped when the company reported revenue and earnings that beat expectations and strong growth in its Azure cloud services revenue. The shares continued to move higher throughout the balance of the quarter. The shares of Applovin rebounded from the decline earlier in the year. The company reported revenue and earnings that exceeded expectations and strong year-over-year revenue growth. The shares of NVDIA rose steadily throughout the quarter, recouping all of the decline from the beginning of the year and moving to new highs. NVDIA reported revenue and earnings that exceeded expectations, but reduced revenue guidance for the coming quarter. The shares continued to move higher after the report as the reduced revenue guidance still represented significant year-over-year revenue growth.

Notable laggards during the 2nd Quarter of 2025 include United Health Group, Apple, Inc., Thermo Fisher Scientific, Regeneron Pharmaceutical, Inc, and Eli Lilly & Co. The shares of United Health, among the top performers last quarter, fell sharply when the company reported disappointing quarterly results. The company reported revenue and earnings that missed expectations, and lowered earnings guidance for the fiscal year. The stock fell again later in the quarter when several negative events arose in a short period of time. First, a Trump executive order pressured the entire health care sector, then a Wall Street Journal article claimed that the company was under investigation by the Department of Justice (which management denied), and the sudden resignation of the company CEO that prompted the suspension of earnings guidance. The shares of Apple, Inc. moved higher when the market rebounded but then traded in a narrow range as the market continued to rally despite announcing positive operating results. Apple reported earnings that exceeded expectations, iPhone revenue that topped expectations, a dividend increase, and a $100 billion increase in their stock repurchase program. The shares of Thermo Fisher Scientific traded in a narrow range as the market rebounded. The company reported revenue and earnings that beat expectations, but weak year-over-year revenue growth. The shares of Regeneron Pharmaceuticals continued to decline as the market rallied after announcing weak operating results.

The company reported revenue and earnings that missed expectations as revenue fell year-over-year. The shares of Eli Lilly, another of the top performers last quarter, traded sharply higher when the company announced positive results from a Phase 3 study of a new treatment for patients with type 2 diabetes and weight management issues. The treatment is an oral dosage, replacing the much less desirable injection treatments currently available. The shares subsequently traded lower when the company announced operating results. Lilly reported earnings that exceeded expectations, strong revenue growth, but lowered earnings guidance for the fiscal year.

During the quarter we trimmed our position in Applovin to take profits and reduce our overweight in a stock that had appreciated substantially since our purchase last year. We invested the proceeds in Take-Two Interactive, producer of the popular Grand Theft Auto online gaming franchise. We also sold Regeneron Pharmaceuticals to reduce our over-weight in the health care sector to reallocate the proceeds in Royal Caribbean, a stock that we believe has better growth potential.

The Bond Fund

The Manor Bond Fund rose 1.27%, net of all fees and expenses, during the quarter ending June 30, 2025, underperforming the Bloomberg Barclay Intermediate US Treasury index, an index of US Treasury securities with maturities less than 10 years, return of 1.46%, but outperforming comparable mutual funds as measured by the Lipper Intermediate US Government index, an index of mutual funds that invest in government and agency securities with maturities less than 10 years, return of 1.25%. The Fund generated a return of 5.65% during the year ended June 30, 2025, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 6.27%, and comparable mutual funds as measured by the Lipper Intermediate US Government index return of 6.00%. The Fund generated an annualized return of 2.26% during the 3-year period ending June 30, 2025 underperforming the Bloomberg Barclay Intermediate Treasury index a return of 2.83% but in line with the Lipper index return of 2.26%. The Fund generated an annualized total return of –0.65% and 0.63% during the 5-year and 10-year periods ending June 30, 2025, underperforming the Bloomberg Barclay Intermediate Treasury index returns of 0.13% and 1.54%, and the returns of the Lipper index –0.76% and 1.30% %. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise. It is not possible to invest directly in an index.

Countering the Cognitive Bias

To counter the emotional cognitive bias it is helpful to remember that stocks generally move higher as the economy grows, as companies grow their earnings, and as investors continue to invest for long-term growth. Currently, recession risk is low as retail sales, wage growth, housing permits, and jobless claims all point to continued economic growth, and with inflation trending towards the target rate the Fed has an opportunity to further support growth by lowering interest rates as the year progresses. Continued strength in reported earnings also provides support for the market. During this past quarter many companies delivered solid results and issued relatively upbeat guidance. The news prompted analysts to raise their earnings estimates for this year and next, providing added support for the market. That leaves investor participation as the final piece of this market process.

When the quarter began investor pessimism was at extreme levels, prompting many to liquidate due to fears of further declines. Their emotional reaction pushed volatility higher and probably prompted additional selling. The speed of the market downturn triggered a confirmation bias, the tendency to over emphasize short-term results consistent with expectations. Those investors on the sidelines with low-return cash will find it difficult to overcome that bias and reinvest in the market, missing out on any rebound. The best approach, as successful investors have demonstrated for years, is to structure an investment allocation that suits your time horizon and risk tolerance, and implement it with a diversified portfolio of well-managed companies with the potential to grow and a sound financial structure to support that growth. That offers the best opportunity to withstand the bouts of uncertainty while remaining positioned to participate in the rebounds that inevitably occur.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks. The bond market is generally volatile and fixed income investments carry interest rate risk. As interest rates rise, bond market prices usually fall and as interest rates fall, bond prices usually rise. Fixed income securities also carry inflation risk and default risks, which is the possibility that the issues may default completely.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.